                                                                   Exhibit 10.21

                              FIRST AMENDMENT TO
                  AMENDED AND RESTATED REGISTRATION AGREEMENT


     THIS FIRST AMENDMENT TO AMENDED AND RESTATED REGISTRATION AGREEMENT (the "Amendment") is made as of October 17, 1997, by and among USN Communications, Inc. (formerly known as United USN, Inc.) (the "Company"), CIBC Wood Gundy Ventures, Inc. ("CIBC"), Chase Venture Capital Associates, L.P. (formerly known as Chemical Venture Capital Associates) ("Chase"), Hancock Venture Partners IV - Direct Fund L.P. ("Hancock Direct Fund IV"), BT Capital Partners, Inc. ("BT"), Northwood Capital Partners LLC ("Northwood Capital"), Northwood Ventures LLC ("Northwood Ventures"), Enterprises & Transcommunications, L.P. ("E&T"), Hancock Venture Partners V - Direct Fund L.P. ("Hancock Direct Fund V"), Prime VIII, LP ("Prime VIII") and Fidelity Communications International, Inc. ("FCI") and Fidelity Investors Limited Partnership ("FILP," and together with FCI, "Fidelity"). Fidelity, CIBC, Chase, Hancock Direct Fund IV, BT, Northwood Capital, Northwood Ventures, E&T, Hancock Direct Fund V and Prime VIII are herein referred to as the "Investors".

     Fidelity will purchase shares of the Company's 9.0% Cumulative Convertible Pay-In-Kind Preferred Stock, Series A, par value $1.00 per share (the "Series A Preferred Stock"), pursuant to a Purchase Agreement (the "Fidelity Purchase Agreement"), dated as of October 17, 1997, between the Company and Fidelity.

     Prime VIII and Hancock Direct Fund V have purchased shares of Series A Preferred Stock.

     The Company and the Investors desire to amend the Amended and Restated Registration Agreement, dated as of June 22, 1995 (the "Registration Agreement"), by and among the Company, CIBC, Chase, Hancock Direct Fund IV, BT, Northwood Capital, Northwood Ventures and E&T as set forth below. The undersigned Investors hold all of the Registrable Securities (as defined in the Registration Agreement). The execution and delivery of this Amendment is a condition to Fidelity's purchase of Series A Preferred Stock pursuant to the Fidelity Purchase Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

     1. Investors. Each of Hancock Direct Fund V, Prime VIII and Fidelity hereby agrees that by its execution of this Amendment it shall become a party to and be bound by the terms and provisions of the Registration Agreement, as amended hereby, and the term "Investors" as used in the Registration Agreement, as amended hereby, shall be deemed to include Hancock Direct Fund V, Prime VIII and Fidelity.

     2. Amendment of Paragraph 8. The first sentence of Paragraph 8 of the Amended and Restated Registration Agreement is amended and restated as follows:

     "Registrable Securities" means (i) any Class A Common Stock, par value $.01 per share, of the Company (the "Class A Common Stock") owned by the Investors,
(ii) any Class A Common Stock issued to the Investors upon the conversion of the Series A Preferred Stock, (iii) any Class A Common Stock issued to the Investors upon the conversion of the 9.0% Cumulative Convertible Pay-In-Kind Preferred Stock, par value $1.00 per share, of the Company and (iv) any Class A Common Stock issued or issuable with respect to the securities referred to in clause
(i), (ii) or (iii) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

     3. Waiver of Section 2. The Investors hereby agree to waive any rights pursuant to Section 2 of the Registration Agreement in connection with an initial public offering of the Company's Common Stock.

     4. Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Amendment.

     5. Counterparts. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Amendment.

     6. Descriptive Headings. The descriptive headings of this Amendment are inserted for convenience only and do not constitute a part of this Amendment.

     7.  Effectiveness.  The parties hereby acknowledge that pursuant to
Section 9(e) of the Registration Agreement (as in effect immediately prior to this Amend-

ment), this Amendment shall become effective when executed by the holders of Registrable Securities and upon the consummation of the closing of the sale of Series A Preferred Stock to Fidelity.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                        USN COMMUNICATIONS, INC.



                                        By:
                                           -----------------------------
                                        Its:



                                        CIBC WOOD GUNDY VENTURES, INC.



                                        By:
                                           -----------------------------
                                        Its:


                                        CHASE VENTURE CAPITAL ASSOCIATES, L.P.



                                        By:
                                           -----------------------------
                                        Its:


                                        HANCOCK VENTURE PARTNERS IV DIRECT -
                                         FUND L.P.
                                        By:  Back Bay Partners XII L.P.
                                        By:  Hancock Venture Partners, Inc.



                                        By:
                                           -----------------------------
                                        Its:

                                        BT CAPITAL PARTNERS, INC.



                                        By:
                                           -----------------------------
                                        Its:


                                        NORTHWOOD CAPITAL PARTNERS LLC



                                        By:
                                           -----------------------------
                                        Its:


                                        NORTHWOOD VENTURES LLC



                                        By:
                                           -----------------------------
                                        Its:


                                        ENTERPRISES & TRANSCOMMUNICATIONS L.P.
                                        By:  Prime Enterprises, L.P.
                                        By:  Prime New Ventures Management, L.P.
                                        By:  Prime II Management, L.P.
                                        By:  Prime II Management, Inc.



                                        By:
                                           -----------------------------
                                        Its:

                        HANCOCK VENTURE PARTNERS V -
                          DIRECT FUND L.P.
                        By: HVP V - Direct Associates L.L.C.
                        By: HVP Partners, LLC,
                              its Managing Member



                        By:
                            ----------------------------------
                        Its:


                        PRIME VIII, LP
                        By: Prime SKA-I, LLC
                              General Partner



                        By:
                            ----------------------------------
                        Its:
                            ----------------------------------


                        FIDELITY COMMUNICATIONS
                          INTERNATIONAL, INC.



                        By:
                            ----------------------------------
                        Its:
                            ----------------------------------


                        FIDELITY INVESTORS LIMITED
                          PARTNERSHIP
                        By: Fidelity Investors Management Corp.,
                              general partner



                        By:
                            ----------------------------------
                        Its:
                            ----------------------------------

                                       6